UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2025 (March 15, 2024)

Binah Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-269004	88-3276689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 State Street, Albany, NY 12207

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

17 Battery Place, Room 625

New York, New York 10004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	BCG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	BCGWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 to Form 8-K amends the Current Report on Form 8-K Filed with the Securities and Exchange Commission on March 21, 2024. This Amendment is being filed in order to (i) provide the audited consolidated financial statements of Wentworth as of December 31, 2023 and 2022 and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wentworth as of December 31, 2023 and 2022, (ii) provide the audited consolidated financial statements of Kingswood Acquisition Corp as of December 31, 2023 and 2022; (iii) provide the unaudited pro forma condensed combined financial information for the year ended December 31, 2023 and (iv) update certain disclosures contained in Item 2.01 of the Original Report and update and amend certain disclosures contained in Item 4.01 of the Original Report, in each case, in connection with providing such additional financial statements and information.

This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment.

Item 2.01. Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.2 to this Amendment is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in sections (a) and (d) of Item 9.01 of this Amendment is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 15, 2024, the Audit Committee of the Board approved FGMK, LLC (“FGMK”) as its independent registered public accounting firm. FGMK previously served as the independent registered public accounting firm of Wentworth prior to the Business Combination. Accordingly, Binah Capital Group, Inc. intended to dismiss Marcum LLP ("Marcum"), the independent registered public accounting firm prior to the Business Combination of Binah Capital Corp. (formerly known as Kingswood Acquisition Corp.), a wholly owned subsidiary of Binah Capital Group, Inc. ("KWAC"), following the completion of its audit of KWAC's financial statements as of and for the year ended December 31, 2023. The Audit Committee of the Board of Binah Capital Group, Inc. dismissed Marcum on February 5, 2025.

Marcum’s report of independent registered public accounting firm dated December 13, 2024 on the balance sheets of KWAC as of December 31, 2023 and 2022, the related statements of operations, changes in stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023, and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the two years in the period ended December 31, 2023, there were no (i) “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) by KWAC with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on KWAC’s financial statements for such periods, or (ii) “reportable events” (as described in Item 304(a)(1)(iv) other than the material weaknesses in internal controls identified by management as of December 31, 2023 related to lack of controls in the accounting for complex financial instruments including those requiring them to apply complex accounting principles as a means of differentiating between liability, temporary equity and permanent equity classification and including proper classification of gain on private warrant liabilities and fair value measurement of convertible promissory notes, and lack of controls to review the appropriateness of its legal fee and transfer agent fee accruals, Delaware franchise tax accruals, and presentation in the statement of cash flows.

During the years ended December 31, 2023 and 2022, and the subsequent interim periods through February 5, 2025, KWAC did not consult FGMK with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on KWAC’s financial statements, and no written report or oral advice was provided to KWAC by FGMK that FGMK concluded was an important factor considered by KWAC in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Marcum with a copy of the disclosures made by in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Wentworth Management Services LLC as of December 31, 2023 and 2022 and related notes are filed herewith as exhibit 99.1 and incorporated herin by reference.

The audited consolidated financial statements of Kingswood Acquisition Corp. as of December 31, 2023 and 2022 and related notes are filed herewith as exhibit 99.3 and incorproated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of December 31, 2023 and the related notes are filed herewith as exhibit 99.4 and incorporated herin by reference.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP
99.1	Audited consolidated financial statements of Wentworth Management Services LLC as of December 31, 2023 and 2022.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wentworth for the year ended December 31, 2023 and 2022.
99.3	Audited consolidated financial statements of Kingswood Acquisition Corp. as of December 31, 2023 and 2022.
99.4	Unaudited pro forma condensed combined financial information of Binah Capital Group, Inc. as of December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2025

BINAH CAPITAL GROUP, INC.

By:	/s/ Craig Gould
Name:	Craig Gould
Title:	Chief Executive Officer and Director